MERGER TO FORM LEADING ENERGY COMPANY January 2018 Investor Update Exhibit 99.1

January 2018 Investor Update Forward-Looking Statements 2 Statements made in this presentation that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, statements relating to the anticipated merger transaction of Great Plains Energy Incorporated (Great Plains Energy) and Westar Energy, Inc. (Westar Energy), including those that relate to the expected financial and operational benefits of the merger to the companies and their shareholders (including cost savings, operational efficiencies and the impact of the anticipated merger on earnings per share), the expected timing of closing, the outcome of regulatory proceedings, cost estimates of capital projects, dividend growth, share repurchases, balance sheet and credit ratings, rebates to customers, employee issues and other matters affecting future operations. In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Great Plains Energy and Westar Energy are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information. These important factors include: future economic conditions in regional, national and international markets and their effects on sales, prices and costs; prices and availability of electricity in regional and national wholesale markets; market perception of the energy industry, Great Plains Energy, KCP&L, and Westar Energy; changes in business strategy, operations or development plans; the outcome of contract negotiations for goods and services; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates that the companies can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on derivatives and hedges, nuclear decommissioning trust and pension plan assets and costs; impairments of long-lived assets or goodwill; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts, including, but not limited to, cyber terrorism; ability to carry out marketing and sales plans; weather conditions including, but not limited to, weather-related damage and their effects on sales, prices and costs; cost, availability, quality and deliverability of fuel; the inherent uncertainties in estimating the effects of weather, economic conditions and other factors on customer consumption and financial results; ability to achieve generation goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of generation, transmission, distribution or other projects; the inherent risks associated with the ownership and operation of a nuclear facility including, but not limited to, environmental, health, safety, regulatory and financial risks; workforce risks, including, but not limited to, increased costs of retirement, health care and other benefits; the ability of Great Plains Energy and Westar Energy to obtain the regulatory approvals necessary to complete the anticipated merger or the imposition of adverse conditions or costs in connection with obtaining regulatory approvals; the risk that a condition to the closing of the anticipated merger may not be satisfied or that the anticipated merger may fail to close; the outcome of any legal proceedings, regulatory proceedings or enforcement matters that may be instituted relating to the anticipated merger; the costs incurred to consummate the anticipated merger; the possibility that the expected value creation from the anticipated merger will not be realized, or will not be realized within the expected time period; difficulties related to the integration of the two companies; the credit ratings of the combined company following the anticipated merger; disruption from the anticipated merger making it more difficult to maintain relationships with customers, employees, regulators or suppliers; the anticipated diversion of management time and attention on the anticipated merger; and other risks and uncertainties. This list of factors is not all-inclusive because it is not possible to predict all factors. Additional risks and uncertainties are discussed in the joint proxy statement/prospectus and other materials that Great Plains Energy, Westar Energy and Monarch Energy Holding, Inc. (Monarch Energy) file with the Securities and Exchange Commission (SEC) in connection with the anticipated merger. Other risk factors are detailed from time to time in quarterly reports on Form 10-Q and annual reports on Form 10-K filed by Great Plains Energy, KCP&L and Westar Energy with the SEC. Each forward-looking statement speaks only as of the date of the particular statement. Monarch Energy, Great Plains Energy, KCP&L and Westar Energy undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

January 2018 Investor Update Recent Focus • Merger Approval Update  Shareholder Approval – overwhelming support with more than 90 percent of shares voted in favor at each company – November 2017  Received HSR antitrust clearance – December 2017 • Ryan A. Silvey confirmed as Missouri Public Service Commissioner – January 2018 • Tax Reform  Continuing to evaluate the overall impact of recently passed federal tax legislation  Initial review is not expected to change previously disclosed pro forma EPS and Dividend growth targets  Continue to expect repurchase of ~60 million shares over first two years after closing  Expect to maintain strong investment grade credit profile  Projections subject to further evaluation of tax reform legislation, guidance from various regulatory agencies, and the outcome from various state regulatory proceedings, including those focused on tax reform 3

Merger Overview

January 2018 Investor Update Creating A Leading Energy Company 5 Merger Drives Value For All Stakeholders Expect to deliver exceptional value through attractive earnings and dividend growth Serving customers and communities with reliable service, clean energy, and fewer and lower rate increases Maintaining a rewarding and challenging work environment for valued employees Shareholders Customers & Communities Employees

Merger Of Equals

- Creates a leading energy company with a combined equity value of ~$14.5 billion[1] – a more valuable company for shareholders and a stronger company for customers
- 100% stock-for-stock, tax-free exchange of shares with no transaction debt and no exchange of cash
- Exchange Ratio
  - WR: 1:1 (52.5% ownership)
  - GXP: 0.5981:1 (47.5% ownership)
- Transaction structure directly responsive to earlier regulatory concerns
- Closing expected second quarter 2018

Combined Service Area[2]



Westar Energy
Energy Centers
Great Plains Energy

Key Operating Metrics[3]

	Great Plains Energy	Westar Energy	Pro Forma Combined
Rate Base ($billion)[4]	$6.6	$6.5	**$13.1**
Electric Customers	864,400	707,000	**1,571,400**
Owned Generation Capacity (MW)	6,524	6,573	**13,097**
Renewables[5] (MW)	1,455	1,661	**3,116**
Transmission Miles	3,600	6,400	**10,000**
Distribution Miles	22,700	29,000	**51,700**

1. Great Plains Energy and Westar Energy combined market cap as of 12/29/17.
2. Excludes Great Plains Energy's Crossroad Energy Center in the Mississippi Delta and Westar's Spring Creek Energy Center in Logan County, OK.
3. Operating metrics as of 9/30/17.
4. Estimated rate base based on ordered and settled rate cases.
5. Renewables both owned and purchase power agreements as of 12/31/17.

January 2018 Investor Update 6

Westar Energy. GREAT PLAINS ENERGY

January 2018 Investor Update Stronger Platform For Earnings Growth 7 $3.25 [VALUE] [VALUE] 2016A Pro Forma 2021E Targeted Pro Forma EPS Growth1 6%-8% CAGR 1. EPS growth based on Westar Energy 2016 actual EPS of $2.43. Driven by the Following Assumptions: • Merger savings • FERC regulated transmission growth • Share repurchases over first two years after closing • Anticipated 2018 general rate reviews to reduce regulatory lag

January 2018 Investor Update Stronger Platform For Dividend Growth 8 $2.19 [VALUE] [VALUE] Pro Forma 2018E Pro Forma 2021E Targeted Pro Forma Dividend Growth 6%-8% CAGR • Initial dividend results in 15% increase for Westar’s shareholders • Initial dividend maintains Great Plains Energy’s current dividend policy • Targeted annual dividend growth in line with EPS growth while targeting payout ratio of 60% to 70% 1. Based on most recent Great Plains Energy quarterly dividend payment annualized of $1.10 per share divided by the 0.5981 exchange ratio. 1

Strong Platform For Merger Savings

Targeted Merger Savings ($mm)[1]



$27.8
$110.3
$143.5
$149.4
2018E
2019E
2020E
2021E

Targeted O&M Cost Reductions ($mm)[2]



$1,367
~(15%)
~$1,100 – $1,200
2016A[3]
2021E
Great Plains Energy
Westar
Pro Forma

- Combination provides maximum opportunities for efficiencies, cost savings for customers, and better ability to earn allowed returns
- Cost savings and ongoing management of O&M expected to drive total cost reductions of approximately 15% from 2016 to 2021
- Detailed integration plans expected to result in merger savings of $160 million in 2022 and beyond
  - In addition to targeted merger savings, we expect over $200 million of potential cost savings related to Great Plains Energy plant retirements

1. Excludes Great Plains Energy plant retirements announced June 2017 and potential capital expenditure savings. Planned merger savings include non-fuel O&M and Other shown net of costs to achieve. See appendix slide for projected merger savings by type and year.
2. Inclusive of targeted O&M merger savings and expected O&M cost savings of Great Plains Energy announced plant retirements.
3. Represents Great Plains Energy utility O&M and Westar's O&M and SG&A as reported in GAAP financials.

January 2018 Investor Update 9

Westar Energy. GREAT PLAINS ENERGY

Financial Benefits

- Projected significant earnings accretion to Great Plains Energy and Westar Energy
- Expect to offer top quartile total shareholder return amongst electric utilities:
  - Target EPS growth of 6% to 8%, 2016 to 2021[1]
  - Target dividend growth in line with EPS growth, 60% to 70% target payout ratio
- Initial 15% dividend increase for Westar Energy
- Diversifies and enhances earnings stream
- Opportunity to improve earned returns relative to authorized
- Target rate base growth of 3 to 4% through 2022[2]
  - Over $6 billion in investment from 2018 through 2022
    - Including, over $1 billion in FERC regulated transmission investment
- Capital structure rebalancing post-closing
  - Expect to repurchase ~60 million, or ~22% of pro forma shares outstanding, in the first two years after closing[3]
  - Rebalancing supported by strong balance sheet with expected $1.25 billion of cash at closing
  - Combined company expected to maintain strong investment-grade credit ratings

1. *Targeted EPS growth based on Westar Energy 2016 actual EPS of $2.43.*
2. *Based on 2016 pro forma rate base currently reflected in rates of $13.1 billion.*
3. *Anticipated initial pro forma shares of approximately 272 million at merger closing.*

January 2018 Investor Update 10 Westar Energy GREAT PLAINS ENERGY

Strong Credit with Capacity for Share Repurchases

- Great Plains Energy completed unwind of prior debt and mandatory convertible preferred equity acquisition financing following July 2017 merger of equals announcement
- Merger of equals structure with no merger debt results in a strengthened credit profile and positive rating agency action
  - Credit metrics for combined company expected to be in-line with those of Great Plains Energy pre-merger
- Expect to repurchase ~60 million shares (~22% of pro forma shares outstanding) in the first two years after closing[1]
- Projected consolidated FFO / Total Debt of ~18% to 20% in 2019 – 2021[2]
- Projected consolidated Debt / Capitalization of ~48 to 50% in 2019 – 2021[2]

	Ratings / Outlook[3]	Westar Energy	Great Plains Energy	KCP&L	GMO
S&P	Issuer Rating	BBB+	BBB+	BBB+	BBB+
S&P	Senior Secured Debt	A	-	A	-
S&P	Senior Unsecured Debt	-	BBB	BBB+	BBB+
S&P	Outlook	Positive	Positive	Positive	Positive
Moody's	Issuer Rating	Baa1	-	-	-
Moody's	Senior Secured Debt	A2	-	A2	-
Moody's	Senior Unsecured Debt	-	Baa2	Baa1	Baa2
Moody's	Outlook	Stable	Stable	Stable	Stable

1. Anticipated initial pro forma shares of approximately 272 million at merger closing.
2. Projected FFO/Debt and Debt/Capitalization could be impacted by recently passed tax legislation.
3. Credit ratings as of 11/1/2017.

January 2018 Investor Update
11
Westar Energy. GREAT PLAINS ENERGY

January 2018 Investor Update Merger Expected To Close Second Quarter of 2018 12 Stakeholder Filed Approval Anticipated Additional Information GXP and WR shareholders   Approved November 21, 2017 KCC  2Q18 Docket: 18-KCPE-095-MER MPSC  2Q18 Docket: EM-208-0012 FERC  1Q18 – 2Q18 Docket: EC-171-000 NRC  1Q18 – 2Q18 Docket: 50-482 U.S. DOJ/FTC (HSR)   Received December 12, 2017 FCC 1Q18 – 2Q18 1Q18 – 2Q18

January 2018 Investor Update State Merger Procedural Schedules 13 Key Dates (2018) Kansas Corporation Commission Missouri Public Service Commission1 January 16 Rebuttal Testimony Due January 22 Public Hearing January 29 Staff/Intervenor Direct Testimony Due February 19 Rebuttal Testimony Due February 21 Surrebuttal Testimony Due Week of February 26 Settlement Conferences March 7 Deadline to Submit Settlement Agreement March 12-16 Evidentiary Hearings March 19-27 Evidentiary Hearings March 30 Initial Briefs Due April 10 Initial Brief Due April 13 Reply Briefs Due April 20 Staff/Intervenor Responsive Brief Due April 28 Reply Brief Due June 5 Commission Order Due 1. The Missouri Public Service Commission’s procedural schedule was silent on an expected order date but is supportive of an end of May, 2018 order effective date.

Regulatory and Legislative Priorities

January 2018 Investor Update Regulatory Initiatives Westar General Rate Review Considerations: • Western Plains Wind Farm • Expiration of wholesale contracts currently reflected in rates as offsets to retail cost of service • Expiring production tax credits from initial wind investments • Federal income tax reform • Updated depreciation study KCP&L/GMO General Rate Review Considerations: • Drivers include new customer information system and other infrastructure investments since rates were last set • Federal income tax reform Energy Legislative Priorities: • Supporting comprehensive regulatory reform in Missouri in 20181 • Not expecting major Kansas legislative activities in 2018 15 Regulatory Timing 1Q18 2Q18 3Q18 4Q18 Merger Approval Westar General Rate Review KCP&L – KS General Rate Review KCP&L – MO General Rate Review GMO General Rate Review Missouri & Kansas Legislative Session 1. Missouri Senate Bill 564 filed December 1, 2017 and House Bill 1575 filed December 11, 2017.

January 2018 Investor Update Constructive Ratemaking 16 Cost Recovery Mechanisms Westar Kansas KCP&L Kansas KCP&L Missouri GMO Missouri Energy Cost Adj. Rider (KS) / Fuel Adj. Clause Rider (MO) √ √ √ √ Pension and OPEB Tracker √ √ √ √ Property Tax Surcharge Rider √ √ Energy Efficiency Cost Recovery Rider √ √ Missouri Energy Efficiency Investment Act Program Rider √ √ Renewable Energy Standards Tracker √ √ Renewable Energy Standard Rate Adj. Mechanism Rider √ Transmission Delivery Charge Rider √ √ Critical Infrastructure Protection Standards / Cybersecurity Tracker √ √ Abbreviated Rate Case √ √

January 2018 Investor Update State Commissioners 17 Missouri Public Service Commission (MPSC) Kansas Corporation Commission (KCC) Mr. Daniel Y. Hall (D) Chair (since August 2015) Term began: September 2013 Term expires: September 2019 Mr. Pat Apple (R) Chair (since January 2017) Term began: March 2014 Term expires: March 20181 Mr. William P. Kenney (R) Commissioner Term began: January 2013 Term expires: January 2019 Ms. Shari Feist Albrecht (I) Commissioner Term began: June 2012 Reappointed: January 2017 Term expires: March 2020 Mr. Scott T. Rupp (R) Commissioner Term began: March 2014 Term expires: March 2020 Mr. Jay S. Emler (R) Commissioner Term began: January 2014 Reappointed: May 2015 Term expires: March 2019 Ms. Maida J. Coleman (D) Commissioner Term began: August 2015 Term expires: August 2021 Mr. Ryan A. Silvey (R) Commissioner Term began: January 2018 Term expires: January 2024 MPSC consists of five (5) members, including the Chairman, who are appointed by the Governor and confirmed by the Senate.  Members serve six-year terms (may continue to serve after term expires until reappointed or replaced)  Governor appoints one member to serve as Chairman KCC consists of three (3) members, including the Chairman, who are appointed by the Governor and confirmed by the Senate.  Members serve four-year terms (may continue to serve after term expires until reappointed or replaced)  Commissioners elect one member to serve as Chairman 1. Chair Pat Apple has indicated he will not serve past his term.

Clean Energy Leader

January 2018 Investor Update Sustainable Energy Portfolio • Combined wind portfolio will be one of the largest in the United States: ~3,200 MW1 • Renewable energy ~30% of retail sales Emission-free energy (renewable and nuclear) nearly half of retail sales • Well ahead of renewable portfolio standards in Missouri and voluntary goals in Kansas3 19 1. Includes owned generation and power purchase agreements based on nameplate capacity of the facility. 2. Source: American Wind Energy Association. 3. Missouri RPS requires 15% of electricity sales to customers with renewable sources by 2021. Kansas has voluntary goal of 20% of utility’s peak by 2020. • Focused on growing renewables while retiring end-of-life fossil plants • Strong platform to grow renewables and take advantage of abundant local natural resources Kansas ranks 5th in the nation for installed wind capacity2 2005 2018 0% 10% 20% 30% 40% Combined Company Projections Anticipated Emission Reduction 2005 - 2020 Renewables as Percent of Retail Sales 0% 25% 50% 75% 100% 2005 2008 2011 2014 2017E 2020E SO2 98% 85% ~30% NOx 85% SO2 38%

Appendix

January 2018 Investor Update Projected Merger Savings 21 2016- 2017 2018E 2019E 2020E 2021E 2022E Total NFOM Labor - $38.3 $66.6 $78.1 $83.2 $85.3 $351.5 NFOM Non- Labor - $8.6 $41.4 $55.1 $54.3 $61.1 $220.5 Fuel - $0.7 $1.0 $1.1 $1.3 $2.3 $6.4 Other - $2.2 $7.9 $12.3 $13.3 $13.4 $49.0 Gross Efficiencies - $49.7 $116.9 $146.5 $151.9 $162.0 $627.0 Transition Costs ($35.6) ($21.9) ($6.6) ($3.0) ($2.5) ($2.2) ($71.8) Net Savings ($35.6) $27.8 $110.3 $143.5 $149.4 $159.8 $555.2 Merger Savings by Type and Year ($mm)1,2 1. Some numbers may not add due to rounding. 2. Source: Steven Busser, Kansas direct testimony filed August 25, 2017; page 15 (Docket: 18-KCPE-095-MER). Steven Busser, Missouri direct testimony filed August 31, 2017; page 14 (Docket: EM-2018-0012).

January 2018 Investor Update Creating a Leading Midwest Energy Utility 22 Source: Company filings, investor presentations, Bloomberg market data as of 12/29/2017. $14.3 $14.3 $12.2 $8.6 $9.9 $9.5 $9.5 $8.1 $5.7 $7.5 $6.6 $6.9 $22.6 $21.1 $19.6 $17.3 $14.9 $14.5 $13.1 $12.7 $12.5 $11.4 $9.8 $9.8 Combined Company WR GXP Market Cap EV 17.3 15.0 15.0 14.2 13.4 13.1 11.0 9.4 9.2 8.2 7.6 6.6 6.5 GXP WR 1.6 1.6 1.2 1.0 0.9 0.9 0.8 0.8 0.7 0.7 0.5 0.5 GXP WRCombined Company SELECTED MID-CAP UTILITIES BY ENTERPRISE VALUE ($BN) SELECTED MID-CAP UTILITIES BY CUSTOMERS (MILLIONS) SELECTED MID-CAP UTILITIES BY RATE BASE ($BN) Combined Company

Compelling Strategic and Geographic Fit

- Better positioned to meet customer's energy needs, provide clean energy and optimize investments to achieve improved long-term financial returns
- Increased scale and jurisdictional diversity with enhanced platform to drive value for shareholders and customers
- Strong geographic fit, complementary operations with contiguous territories and existing shared assets produce economies of scale and significant savings and efficiencies



Great Plains Energy
Westar Energy
Combined Company
Geography by Customer[1]
KS 28%
MO 72%
KS 100%
MO 40%
KS 60%
Rate Base by Jurisdiction[2]
FERC 5%
KS 31%
MO 64%
FERC 19%
KS 81%
FERC 12%
MO 32%
KS 56%
Capacity (MW)[3]
Nuclear 7%
Renewable 19%
Coal 44%
Natural Gas &...
Nuclear 7%
Renewabl e...
Coal 42%
Natural Gas...
Nuclear 7%
Renewable 20%
Coal 43%
Natural Gas &...

1. Customer breakdown by jurisdiction based on retail sales generation.
2. KCP&L,GMO, Westar and KG&E are also subject to regulation by The Federal Energy Regulatory Commission (FERC) with respect to transmission, wholesale sales and rates, and other matters.
3. As of year-end 2017.

January 2018 Investor Update

23

January 2018 Investor Update Pro Forma Corporate Structure 24 NewCo1 Kansas City Power & Light KCP&L Greater Missouri Operations Great Plains Energy Other Subsidiaries Westar Energy Westar Subsidiaries, notably, KG&E 1. NewCo and operating utilities will be rebranded, with study underway.

January 2018 Investor Update Pro Forma Executive Officer Team President & CEO Terry Bassham EVP Chief Operating Officer Kevin Bryant EVP Strategy & Chief Administrative Officer Greg Greenwood EVP Chief Financial Officer Tony Somma SVP Chief People Officer Jerl Banning SVP Marketing, Public Affairs & Chief Customer Officer Chuck Caisley SVP General Counsel & Corporate Secretary Heather Humphrey 25 • Board of Directors to be comprised equally of Westar Energy and Great Plains Energy board members. • Both Mark Ruelle and Terry Bassham will be members of the Board of Directors. • Mark Ruelle will serve as non-executive Chairman of the Board. • Charles Q. Chandler IV, currently non-executive chairman of Westar Energy’s Board, will be lead independent director.

January 2018 Investor Update Key Terms 26 Transaction Structure • All stock merger of equals (100% stock-for-stock tax-free exchange); combined equity value of ~$14.51 billion • New company to be jointly named prior to close Exchange Ratio • Westar Energy: 1:1 • Great Plains Energy: 0.5981:1 Approximate Pro Forma Ownership • Westar Energy 52.5% • Great Plains Energy 47.5% Pro Forma Dividend • Adjust to maintain current Great Plains Energy dividend • Results in 15% dividend uplift for Westar Energy Termination Fees • Reverse break-up fee of $190 million in favor of Westar Energy • Mutual fiduciary out break-up fees of $190 million in favor of the other Governance • Mark Ruelle (Westar Energy CEO) to be non-executive chairman • Terry Bassham (Great Plains Energy Chairman, President & CEO) to be President & CEO • Tony Somma (Westar Energy CFO) to be CFO; Kevin Bryant (Great Plains Energy CFO) to be COO • Equal board representation from each company, including Bassham and Ruelle Headquarters • Corporate Headquarters – Kansas City, Missouri • Operating Headquarters – Topeka, Kansas; Kansas City, Missouri Timing / Approvals • Expected to close second quarter 2018 • Shareholders, federal and state regulators 1. Great Plains Energy and Westar Energy combined market cap as of 12/29/17.

January 2018 Investor Update Investor Relations Information 27 Lori Wright Vice President – Corporate Planning, Investor Relations and Treasurer (816) 556-2506 lori.wright@kcpl.com Calvin Girard Senior Manager, Investor Relations (816) 654-1777 calvin.girard@kcpl.com NYSE: GREAT PLAINS ENERGY (GXP) Cody VandeVelde Director, Investor Relations (785) 575-8227 cody.vandevelde@westarenergy.com Amber Housholder Investor Relations Manager (785) 575-8278 amber.housholder@westarenergy.com NYSE: WESTAR ENERGY (WR)